SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                            Date of Report:  July 19, 1994


                             READING & BATES CORPORATION
                (Exact name of registrant as specified in its charter)


                Delaware               1-5587                73-0642271

           (State or other          (Commission            (I.R.S. Employer
           jurisdiction of           File Number)         Identification No.)
            incorporation)

                   901 Threadneedle, Suite 200, Houston, TX   77079
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code  (713) 496-5000



  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                 Exhibit  99  -  Press release dated July 19, 1994,
                                 release of second quarter earnings

                              SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                       READING & BATES CORPORATION


                                       By  /s/T. W. Nagle
                                       T. W. Nagle
                                       Vice President & Chief Financial Officer

  Dated:  July 19, 1994